Exhibit 32.1

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Parker W. Rush, President and Chief Executive Officer of Republic Companies Group, Inc. (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2006 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PARKER W. RUSH
Parker W. Rush
President and Chief Executive Officer

May 12, 2006

I, Martin B. Cummings, Chief Financial Officer of Republic Companies Group, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2006 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARTIN B. CUMMINGS
Martin B. Cummings
Chief Financial Officer

May 12, 2006